                                                                    EXHIBIT 10.6

                              CONSULTING AGREEMENT


         This CONSULTING AGREEMENT (this "Agreement") is made as of July 26, 1999 between Kevco, Inc, a Texas corporation (the "Company"), and Mr. Gerald E. Kimmel (the "Consultant"). Capitalized terms used without definition herein shall have the meanings assigned to such terms in the Securities Purchase Agreement, dated as of July 14, 1999, between the Company and Wingate Partners II, L.P. (the "Securities Purchase Agreement").

         WHEREAS, prior to the date hereof, the Consultant has served as the Chairman of the Board of Directors of the Company (the "Board") and President and Chief Executive Officer of the Company and has contributed greatly to the Company's growth and success;

         WHEREAS, on the date hereof, in connection with certain business transactions which the Company is completing and in consideration of the Company's obligations hereunder, the Company and the Consultant have agreed to terminate the Consultant's current Employment Agreement, dated as of October 1, 1996 (the "Existing Agreement"), and the Consultant is resigning from the positions described above;

         WHEREAS, the Company desires to ensure the availability to the Company of the Consultant's expertise and experience;

         WHEREAS, following the date hereof, the Consultant will continue to be the beneficial owner of a substantial amount of the Company's outstanding voting common stock;

         WHEREAS, the Company wishes the Consultant to continue to serve as a Director of the Company and to serve as the non-executive Vice Chairman of the Board and the Consultant is willing to and desirous of serving in such positions; and

         WHEREAS, the Consultant is willing to provide such assistance and assurance, all upon and subject to the terms and conditions contained in this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth in this Agreement, the Company and the Consultant agree as follows:

1.       Term of Consultancy Engagement; Duties.

         (a) Term. The Company hereby agrees to engage the Consultant as a consultant, and the Consultant hereby agrees to serve in such capacity, for a period of four years commencing on the date hereof (the "Term").

         (b) Engagement. In his capacity as a consultant hereunder, the Consultant periodically will make himself reasonably available to the Company to advise with respect to issues that may arise from time to time concerning aspects of the Company's businesses with which the Consultant has particular expertise or experience. In performing his duties hereunder, the Consultant shall coordinate and communicate his efforts with the Board. The Consultant shall not be required to follow any formal schedule of duties or assignments and shall perform the consultancy in a manner that the Consultant determines is reasonable.

2.       Compensation; Benefits.

         (a) Compensation. In consideration for the Consultant's consulting undertakings as set forth in paragraph 1, the Company shall pay the Consultant an annual fee of $210,000.00 per year, which amount shall be payable in equal installments not less than once each month during the Term. The Company shall reimburse the Consultant promptly after receipt of an invoice evidenced by appropriate receipts, for all reasonable business expenses (including travel expenses) incurred by the Consultant in connection with performing consulting services for the Company hereunder.

         (b) Medical and Dental Benefits. Until the death of the survivor of the Consultant and the Consultant's Spouse (the "Coverage Term"), the Company shall use its reasonable best efforts to include the Consultant and Consultant's spouse in all present and future group health, medical, dental, hospitalization, and similar programs offered by the Company and its subsidiaries to their respective employees generally (collectively the "Insurance Coverage"), and the Company shall not take any action, or fail to take any action, the effect or result of which would be to exclude or otherwise disqualify the Consultant or Consultant's spouse from inclusion in the Insurance Coverage. During the Term, the Company shall bear all costs and expenses of the Insurance Coverage for the Consultant and the Consultant's spouse but at all times thereafter during the Coverage Term, the Consultant shall bear the premium costs and shall be responsible for all co-payments, deductibles, and all other costs in the same manner and to the same extent as the active employees of the Company with respect to such Insurance Coverage. During the Term, if the Consultant or Consultant's spouse cannot be included in or covered by the Insurance Coverage or if there is no Insurance Coverage or to the extent there is no Insurance Coverage, the Company shall obtain for Consultant or Consultant's spouse and shall keep in full force and effect during the Term, comparable or additional coverage for such persons; provided, however, if any such coverage is not available or to the extent any of such coverage is not available, the Company shall, at its sole cost and expense, pay or reimburse the Consultant and Consultant's spouse for, all health, medical, dental, hospitalization, deductibles, and other similar costs and expenses (collectively, the "Health Costs") incurred or sustained by such persons during the Term not covered or paid for by the Insurance Coverage or such other coverage, including the insurance premiums for the Insurance Coverage or other coverage. In determining whether coverage is "comparable coverage" the following factors, among others, shall be considered relevant: quality of care, freedom to select facilities, physicians, and other health care providers, relative financial responsibility of insured and insurer to cover Health Costs, benefits and illnesses covered by the applicable insurance, and each of obtaining health care provider services.

         If the Company desires to sell or otherwise transfer to a third party all or substantially all of the assets or equity of the Company, the Company covenants and agrees to and with the Consultant to cause such third party to assume the obligations set forth in this paragraph 2(b), but any such assumption shall not relieve the Company of its obligations hereunder. The obligations of the Company under this paragraph 2(b) shall survive the expiration of the Term.

         (c) Obligations Absolute. The Company's obligations in respect of the compensation payments and medical and dental benefits provided herein shall be an absolute obligation of the Company and shall be paid regardless of whether the Consultant actually performs any consulting services during the Term and such obligations shall not be subject to any claims or rights of set-off, mitigation or otherwise.

3.       Directorship; Information; Indemnity for Certain Expenses.

         (a) Directorship.

                  (i) For so long as the Consultant remains the "beneficial owner" (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of at least twelve percent (12%) of the outstanding common stock of the Company, the Company shall use its reasonable best efforts to ensure that at all times the Consultant and one other person designated by the Consultant and reasonably acceptable to the Company (such person or any replacement designated by the Consultant, hereinafter the "Designee") shall be directors of the Company and, to such end, the Company agrees to (acting through the Board or otherwise) nominate the Consultant and the Designee to serve as directors of the Company, to include the Consultant and the Designee in the slate of nominees recommended by the Board to the Company's shareholders for election as directors at such annual meetings (or special meetings) as applicable and to use its reasonable best efforts to cause the election of the Consultant and the Designee as directors of the Company, including by soliciting proxies in favor of the election of the Consultant and the Designee.

                  (ii) For so long as the Consultant remains the "beneficial owner" of at least five percent (5%) of the outstanding common stock of the Company but less than twelve percent (12%) of the outstanding common stock of the Company, the Company shall use its reasonable best efforts to ensure that at all times the Consultant shall be a director of the Company and, to such end, the Company agrees to (acting through the Board or otherwise) nominate the Consultant to serve as a director of the Company, to include the Consultant in the slate of nominees recommended by the Board to the Company's shareholders for election as directors at such annual meetings (or special meetings) as applicable and to use its reasonable best efforts to cause the election of the Consultant as a director of the Company, including by soliciting proxies in favor of the election of the Consultant.

                  (iii) At all times during which the Consultant serves as a director of the Company, the Company agrees to (acting through the Board or otherwise) appoint the Consultant to serve as the non-executive Vice Chairman of the Board.

         (b) Information. At any time during which the Consultant has the right to be nominated as a director pursuant to Section 3(a) hereof, the Company will make available to the Consultant such financial and other information concerning the Company and its business and affairs as he may reasonably request in connection with his status as a director of the Company.

         (c) Reimbursement for Certain Expenses. The Company agrees that, in addition to any rights the Consultant may have to indemnification or reimbursement from the Company pursuant to the provisions of the Company's charter, under applicable law or any applicable policy of insurance, in his capacities as a present or former officer and/or director of the Company, the Company will reimburse the Consultant for costs or expenses (including reasonable attorney's fees and expenses) incurred in defending or responding to any claim, action, suit, proceeding or investigation arising out of or pertaining to this Agreement, the Securities Purchase Agreement or any of the transactions contemplated hereby or thereby, provided the Consultant is ultimately found not to be liable to the Company or its shareholders in any such claim, action, suit, proceeding, or investigation.

4. Nondisclosure of Confidential Information. The Consultant acknowledges that he may have access, during the course of service as a Consultant to the Company, to certain confidential and proprietary information and products of the Company (collectively referred to herein as the "Confidential Information"). Consultant agrees not to disclose any Confidential Information unless (i) expressly authorized in writing by the Company, (ii) such Confidential Information is publicly available or (iii) disclosure is required by any governmental authority or in response to any valid legal process.

5.       Demand Registration.

         (a) Upon receipt by the Company at any time following the second anniversary of the Closing Date of a written request from the Consultant for registration of the resale of any Registrable Shares (as defined herein), the Company shall use its commercially reasonable efforts to cause a registration statement to be filed under the Securities Act, and any other applicable Laws, within 60 days after the receipt of such request. The Company shall use all commercially reasonable efforts to cause any such registration statement to become effective and to maintain the effectiveness of such registration statement until (x) the date all Registrable Shares have been sold pursuant thereto or (y) 180 days after the effective date of such registration statement. The term "registration statement" means a registration statement filed under the Securities Act, or any similar disclosure document, filing, or listing particulars utilized in connection with a Public Equity Offering. "Registrable Shares" means shares of Stock owned by Consultant and his Affiliates on the date of this Agreement and all other shares of Stock acquired from time to time by the Consultant or his Affiliates and any securities issued or issuable with respect to any such shares of Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, share exchange, merger, consolidation, reorganization, Business Combination, or otherwise. As to any particular Registrable Shares, such securities shall cease to be Registrable Shares when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act (or under the applicable Laws of the relevant jurisdiction) and such securities shall have been disposed of in accordance with the plan of distribution set forth in such registration statement, (ii) such securities shall have been distributed in accordance with Rule 144 of the Securities Act, or (iii) such securities shall have been otherwise transferred, new certificates therefor not bearing a legend restricting further transfer shall have been delivered in exchange therefor by the Company and subsequent disposition of such shares shall not require registration or qualification under the Securities Act or any other applicable Law.

         (b) The Consultant shall be permitted to make two requests pursuant to the provisions of Section 5(a), provided that no request will be (i) allowed unless the Company and the security offering shall at that time satisfy the eligibility requirements for use of Form S-1 or any successor form and (ii) counted against this limit unless, it has become effective and remained effective for a period of at least 30 days; provided, however, that if, within 180 days after it has become effective, an offering of Registrable Shares pursuant to a registration is interfered with by any stop order, injunction, or other order or requirement of the Securities and Exchange Commission (the "Commission") or other Governmental Body, such registration will be deemed not to have been effected and will not count as a Demand Registration. A registration that is undertaken by the Company in response to a valid request made by the Consultant pursuant to this Section 5 shall be referred to herein as a "Demand Registration." Notwithstanding the foregoing provisions of this
Section 5(b), the Company shall not be required to register any Registrable Shares pursuant this Section 5(b) at any time (i) within 120 days of the effective date of any registration statement filed as a result of the exercise of any demand registration rights by the Consultant or any other shareholder of the Company, or (ii) in the event that the Company has registered shares of any class of its capital stock pursuant to any demand registration rights on more than two occasions in the preceding 12 months.

         (c) The Company shall pay all registration expenses incurred with respect to Section 5(a) (other than customary underwriting and broker commissions), including, without limitation, the reasonable fees and disbursements of one (but only one) legal firm or counsel to represent Purchaser and the Consultant in the case of a Demand Registration.

         (d) The offering of Registrable Shares pursuant to a Demand Registration shall be in the form of a "firm commitment" underwritten offering. The Board of Directors shall select the investment banking firm or firms to manage the underwritten offering; provided, however, that such selection shall be subject to the consent of the Consultant, which consent shall not be unreasonably withheld or delayed.

6.       Incidental or "Piggyback" Registration Rights.

         (a) If the Company or any holder of shares of Stock proposes to sell shares of Stock in a Public Equity Offering, the Company shall give written notice, at least 15 days prior to the filing of a registration statement related to such Public Equity Offering (other than a registration statement relating solely to employee benefit plans or to effect any acquisition or combination with another Person), of such proposed Public Equity Offering to the Consultant which notice shall offer to the Consultant and his Affiliates the opportunity to include in such Public Equity Offering such number of Registrable Shares as the Consultant and his Affiliates may request. Within 20 days after receipt of such notice, the Consultant and his Affiliates shall, subject to the following sentence, have the right by notifying the Company in writing to require the Company to include in the registration statement relating to such Public Equity Offering such number of Registrable Shares as the Consultant or his Affiliates may request. Notwithstanding the foregoing, (x) if at any time the managing underwriter or underwriters of such Public Equity Offering (the "Managing Underwriter") shall advise the Company in writing that, in its opinion, the total number of shares proposed to be sold in such Public Equity Offering (including the total number of Registrable Shares that the Consultant and his Affiliates have requested to be sold in such Public Equity Offering and the total number of shares of Stock requested to be included by any other selling shareholder entitled to sell shares in such Public Equity Offering) exceeds the maximum number of shares which the Managing Underwriter believes may be sold without materially adversely affecting the price, timing, or distribution of the Public Equity Offering, then the Company will be required to include in such Public Equity Offering only that number of shares which the Managing Underwriter believes may be sold without causing such adverse effect in the following order:
(i) all the shares that the Company proposes to sell in such Public Equity Offering, (ii) all the shares that are proposed to be sold by any shareholder of the Company who is exercising a demand registration right, if such Public Equity Offering is being made pursuant to such demand, and (iii) shares of the Consultant and his Affiliates and all other shares that are proposed to be sold by any shareholder of the Company exercising a so-called "piggyback" registration right on a pro rata basis in an aggregate number which is equal to the difference between the maximum number of shares that may be distributed in such Public Equity Offering as determined by the Managing Underwriter and the number of shares to be sold in such Public Equity Offering pursuant to clauses
(i) and (ii) above, and (iv) any other shares of Stock requested to be included in such Public Equity Offering.

         (b) The Company will have the right to postpone or withdraw any registration statement relating to a Public Equity Offering described under this
Section 6 prior to the effective date of such registration statement without obligation to the Consultant or his Affiliates. Purchaser shall, and shall cause its Affiliates to, use their respective commercially reasonable efforts to cause all registration expenses of the Consultant and his Affiliates (other than customary underwriting and broker commissions) to be paid by the Company in the case of any and all registrations governed by this Section 6.

7. Suspension. In connection with any proposed registration of Registrable Shares pursuant to Section 5 or 6, during any consecutive 365-day period, the Company shall be entitled to postpone the filing of or to suspend availability of a registration statement for up to two 60-consecutive-day periods if (i) at the time the Company receives a request for a Demand Registration, the Company or any Subsidiary is engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the Board of Directors determines in good faith that such disclosure would be materially detrimental to the Company and its shareholders or would have a material adverse effect on any such confidential negotiations or other confidential business activities, (ii) prior to receiving such request, the Board of Directors were to have determined to effect a Public Equity Offering for the Company's account and the Company had taken substantial steps (including, but not limited to, selecting a managing underwriter for such offering) and is proceeding with reasonable diligence to effect such offering, or (iii) the Company shall furnish to Purchaser a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company and its shareholders for such registration to be pursued at such time; provided, however, that any suspension under clause (iii) shall not exceed 60 days.

8.       Preparation and Filing.

         (a) Whenever the Company seeks to effect the registration of any Registrable Shares in accordance with the provisions of Section 5 or 6, the Company shall:

                  (i) prepare and file with the Commission or other applicable Governmental Body a registration statement with respect to such Registrable Shares and use its commercially reasonable efforts to cause such registration statement to promptly become and, subject to Section 7, remain effective for the period set forth in subsection (ii) below and promptly notify the Consultant (x) when such registration statement becomes effective, (y) when any amendment to such registration statement becomes effective and (z) of any request by the Commission or other applicable Governmental Body for any amendment or supplement to such registration statement or any prospectus relating thereto or for additional information;

                  (ii) prepare and file with the Commission or other applicable Governmental Body such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act, and any other applicable Laws, with respect to the sale or other disposition of all securities covered by such registration statement for a period of not less than 180 days after the effective date of such registration statement (or such shorter period to the extent necessary to permit the completion of the sale or distribution of such securities within such period);

                  (iii) furnish to the Consultant, prior to filing a registration statement, copies of such registration statement as proposed to be filed and thereafter, such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and financial statements, reports, and proxy statements mailed to shareholders of the Company as the Consultant may reasonably request in order to facilitate the disposition of the Registrable Shares being sold;

                  (iv) use its commercially reasonable efforts to register or qualify, not later than the effective date of any filed registration statement, the Registrable Shares covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Consultant reasonably requests; provided, however, that the Company will not be required to (A) qualify to do business as a foreign corporation or as a dealer in any jurisdiction where it is not so qualified, (B) subject itself to taxation in any jurisdiction where it is not subject to taxation, (C) consent to general service of process in any jurisdiction where it is not subject to general service of process, or (D) take any action that would subject it to service of process in suits other than those arising out of the offer or sale of the Registrable Shares covered by the registration statement;

                  (v) make available, upon reasonable notice and during business hours, for inspection by the managing underwriter(s) for the Registrable Shares (and one counsel representing such managing underwriter(s)) (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents, agreements, and properties of the Company and its Subsidiaries and Affiliates as shall be reasonably necessary to enable them to exercise their due diligence responsibilities ("Records") and cause the Company's officers, directors, and employees to supply all information reasonably requested by any such Inspectors in connection with the registration statement; provided, however, that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this subparagraph (v) if (A) the Company believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (B) if either (1) the Company has requested and been granted from the Commission confidential treatment of such information contained in any filing with the Commission or documents provided supplementally or otherwise or (2) the Company reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing unless prior to furnishing any such information with respect to (A) or (B) such holder of Registrable Shares requesting such information agrees to enter into a confidentiality agreement in a form reasonably acceptable to the Company; and, provided, further, that each holder of Registrable Shares agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential;

                  (vi) obtain a comfort letter from the Company's independent public accountants dated within five business days prior to the effective date of the registration statement (and as of such other dates as the managing underwriter(s) for the Registrable Shares may reasonably request) in customary form and covering such matters of the type customarily covered by such comfort letters as such managing underwriter(s) reasonably request;

                  (vii) opinion of counsel dated the effective date of the registration statement (and as of such other dates as the managing underwriter(s) for the Registrable Shares may reasonably request) in customary form and covering such matters of the type customarily covered by such opinions as counsel designated by such managing underwriter(s) reasonably request;

                  (viii) during the period when the registration statement is required to be effective, notify the Consultant of the happening of any event as a result of which the prospectus included in the registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will forthwith prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (ix) in the case of an underwritten offering, enter into an underwriting agreement containing customary terms, including such indemnity and contribution provisions as the managing underwriter(s) customarily require or may reasonably require;

                  (x) cause such Registrable Shares to be listed for trading on the primary securities exchange or quotation system upon which the Stock is then listed or traded; and

                  (xi) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and other applicable Governmental Bodies, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

         (b) The Consultant shall timely furnish to the Company such information (including affidavits) regarding the distribution of such Registrable Shares as the Company may from time to time reasonably request. The Company may exclude from such registration the securities of the Consultant or his Affiliates if he or they fail to furnish such information within 10 days after such request; provided, however, that the Company's registration statement relating to such offering is effective within 60 days after the expiration of such 10-day period.

         (c) The Consultant agrees that upon the receipt of any notice from the Company of the happening of any event of the kind described in paragraph
(a)(viii) above, it will forthwith discontinue disposition of Registrable Shares pursuant to the registration statement covering such Registrable Shares until the Consultant's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (a)(viii) above. If the Company gives any such notice, the Company shall keep any such registration statement pursuant to a Demand Registration effective for that number of additional days equal to the number of days during the period from and including the date of the giving of such notice pursuant to paragraph (a)(viii) above to and including the date on which copies of such supplemented or amended prospectus are made available to the Consultant.

         (d) Indemnification. In connection with the filing of a registration statement providing for the registration of any Registrable Shares pursuant to
Section 5 or 6, the Company shall indemnify and hold harmless the Consultant and his Affiliates, to the extent customary and reasonable, pursuant to indemnification and contribution provisions to be entered into by the Company at the time of filing of such registration statement. The Consultant and his Affiliates shall indemnify the Company and its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) against any and all Losses resulting from any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus, or any preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is made in reliance upon and in strict conformity with information furnished in writing to the Company by Consultant for use in such registration statement; provided, however, that the obligation to indemnify will be several and not joint and several, among such sellers of Registrable Shares, and the liability of each such seller of Registrable Shares will be in proportion to, and provided further that such liability will be limited to, the net amount received by such seller from the sale of Registrable Shares pursuant to such registration statement; further provided, that such seller of Registrable Shares shall not be liable in any such case to the extent that prior to the filing of any such registration statement or prospectus or amendment thereof or supplement thereto, such seller has furnished in writing to the Company information expressly for use in such registration statement or prospectus or amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company.

9.       Miscellaneous.

         (a) Entire Agreement. This Agreement contains, and is intended as, a complete statement of all of the terms and the arrangements between the parties hereto with respect to the matters provided for herein, and supersedes any previous agreements and understandings between the Company and the Consultant, including the Existing Agreement.

         (b) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS APPLICABLE TO AGREEMENTS MADE IN AND TO BE WHOLLY PERFORMED IN SUCH STATE.

         (c) Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally or by overnight mail, or four days after being mailed by registered mail, return receipt requested, to a party at the following address:

             If to the Consultant, to:

             Mr. Gerald E. Kimmel
             6400 Cleburne Highway
             Granbury, Texas  76049
             Facsimile:  (817) 326-2203

             If to the Company, to:

             Kevco, Inc.
             1300 South University Drive
             Suite 200
             Fort Worth, Texas  76107
             Facsimile:  (817) 332-3403

         (d) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, each of which shall remain in full force and effect.

         (e) Binding Effect; No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either party without the prior written consent of the other party.

         (f) Amendments. This Agreement may be amended, supplemented or modified, and any provision hereof may be waived, only pursuant to a written instrument making specific reference to this Agreement signed by each of the parties hereto.

         (g) Independent Contractor. The Consultant shall be an independent contractor and the Company shall not withhold any income or other taxes from the payments hereunder.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company and the Consultant have executed this Agreement as of the day and year first above written.


                                       KEVCO, INC.


                                       By: /s/ CLYDE A. REED
                                           -------------------------------------
                                       Name: Clyde A. Reed
                                             -----------------------------------
                                       Title: Executive Vice President and COO
                                              ----------------------------------


                                       /s/ JERRY E. KIMMEL
                                       -----------------------------------------
                                       GERALD E. KIMMEL